UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 10, 2009 (Date of earliest event reported)
LECG Corporation (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-50464 (Commission File Number)	81-0569994 (IRS Employer Identification Number)

200 Powell St., Suite 600 (Address of principal executive offices)		94608 (Zip Code)
510-653-9800 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 10, 2009, LECG Corporation (the "Registrant") issued a press release announcing financial results and certain other information related to the quarter and full year ended December 31, 2008. A copy of the February 10, 2009 press release is attached as Exhibit 99.1 hereto.

The information in this section, including the information contained in the press release attached as Exhibit 99.1 hereto, is being furnished pursuant to this Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of LECG Corporation dated February 10, 2009

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2009	LECG CORPORATION By: /s/ Steven R. Fife Steven R. Fife Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of LECG Corporation dated February 10, 2009